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                                                                   Exhibit 23.1


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the previously filed Registration Statements of Republic Waste Industries, Inc. on Form S-3 (Registration No. 33-61649) and Form S-8 (Registration No. 33-93742).


                                                     /s/ Arthur Andersen LLP
                                                     -----------------------
                                                     ARTHUR ANDERSEN LLP



Fort Lauderdale, Florida,
 September 7, 1995.